Prospectus Supplement January 15, 2021

For the following series with prospectuses dated January 1, 2021:

American Funds College Target Date Series® American Funds Portfolio SeriesSM American Funds Retirement Income Portfolio SeriesSM American Funds Target Date Retirement Series®

Changes apply to all series unless otherwise noted below.

1. The section under the heading “Fund comparative indexes” in the “Investment objectives, strategies and risks” section of the prospectus for American Funds College Target Date Series, to read as follows:

Fund comparative indexes The investment results tables in this prospectus show how the fund’s average annual total returns compare with various broad measures of market results.

American Funds College 2036 Fund, American Funds College 2033 Fund, American Funds College 2030 Fund, American Funds College 2027 Fund, American Funds College 2024 Fund and American Funds College 2021 Fund

The S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

American Funds College Enrollment Fund

The Bloomberg Barclays U.S. Aggregate 1–5 Years Index represents securities in the one to five year maturity range of the U.S. investment grade fixed-rate bond market. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

2. The information under “D.A. Davidson & Co.” in the “Appendix – Sales charge waivers” section of the prospectus is amended to read as follows:

Front-end sales charge waivers on Class A shares available at D.A. Davidson (effective January 1, 2020)

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)
•	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the fund’s prospectus

•	Shares acquired through a right of reinstatement

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this prospectus
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Keep this supplement with your prospectus.

Lit. No. MFGEBS-462-0121P CGD/AFD/10039-S82528

THE FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) MAKE AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT FOR ALL FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT OF THE FUNDS’ PROSPECTUSES (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES).

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY